Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Fourth Quarter 2021

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income (loss) available to shareholders	$42	$361	$10	$(610)	$(1,045)
Adjusted earnings	$323	$450	$435	$385	$189
Adjusted earnings, less notable items (2)	$416	$514	$458	$428	$272
Total corporate expenses (3)	$247	$222	$218	$203	$236
Combined total adjusted capital (4)	$9,500	$9,750	$9,432	$9,421	$8,617
Combined risk-based capital ratio (4), (5)	~500%	520%-540%	480%-500%	500%-520%	487%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$16,142	$16,031	$16,115	$15,017	$18,023
Less: Preferred stock, net	1,699	1,360	1,360	1,360	1,360
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$14,443	$14,671	$14,755	$13,657	$16,663
Less: AOCI	4,172	4,290	4,596	3,389	5,716
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,271	$10,381	$10,159	$10,268	$10,947

Return on Common Equity (1)
Return on common equity	(1.3)%	(8.3)%	(28.2)%	(37.9)%	(6.1)%
Return on common equity, excluding AOCI	(1.9)%	(11.9)%	(39.7)%	(50.7)%	(8.1)%
Adjusted return on common equity	15.3%	13.5%	2.7%	(0.8)%	(2.0)%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$0.51	$4.34	$0.11	$(6.96)	$(11.69)
Adjusted earnings per common share	$4.02	$5.41	$5.05	$4.36	$2.10
Adjusted earnings, less notable items per common share	$5.18	$6.17	$5.32	$4.86	$3.03
Weighted average common shares outstanding	80,244,577	83,244,987	86,065,150	88,124,035	89,890,162

Book Value Per Common Share
Book value per common share (1)	$185.48	$181.23	$175.19	$157.26	$188.90
Book value per common share, excluding AOCI (1)	$131.90	$128.24	$120.62	$118.24	$124.10
Ending common shares outstanding	77,870,072	80,952,682	84,223,669	86,841,260	88,211,618

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended December 31, 2021. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Revenues	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Premiums	$168	$193	$162	$184	$191	$707	$766
Universal life and investment-type product policy fees	906	881	919	930	868	3,636	3,463
Net investment income	1,201	1,281	1,212	1,187	1,037	4,881	3,601
Other revenues	101	117	101	127	119	446	413
Revenues before NIGL and NDGL	2,376	2,472	2,394	2,428	2,215	9,670	8,243
Net investment gains (losses)	(23)	(16)	(34)	14	326	(59)	278
Net derivative gains (losses)	(337)	56	(684)	(1,504)	(2,410)	(2,469)	(18)
Total revenues	$2,016	$2,512	$1,676	$938	$131	$7,142	$8,503

Expenses
Policyholder benefits and claims	$823	$1,112	$752	$756	$638	$3,443	$5,711
Interest credited to policyholder account balances	315	413	287	297	276	1,312	1,092
Amortization of DAC and VOBA	127	(82)	8	91	(156)	144	766
Interest expense on debt	41	41	40	41	45	163	184
Other expenses	661	538	568	521	634	2,288	2,169
Total expenses	1,967	2,022	1,655	1,706	1,437	7,350	9,922
Income (loss) before provision for income tax	49	490	21	(768)	(1,306)	(208)	(1,419)
Provision for income tax expense (benefit)	(15)	105	(10)	(185)	(275)	(105)	(363)
Net income (loss)	64	385	31	(583)	(1,031)	(103)	(1,056)
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	63	383	31	(585)	(1,032)	(108)	(1,061)
Less: Preferred stock dividends	21	22	21	25	13	89	44
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$42	$361	$10	$(610)	$(1,045)	$(197)	$(1,105)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Investments:
Fixed maturity securities available-for-sale	$87,582	$87,074	$84,785	$78,971	$82,495
Equity securities	101	90	91	106	138
Mortgage loans	19,850	18,267	16,732	15,690	15,808
Policy loans	1,264	1,264	1,255	1,245	1,291
Limited partnerships and limited liability companies	4,271	3,959	3,546	3,219	2,810
Short-term investments	1,841	1,892	1,293	1,673	3,242
Other invested assets	3,316	2,774	2,863	2,267	3,747
Total investments	118,225	115,320	110,565	103,171	109,531
Cash and cash equivalents	4,474	4,108	4,882	4,025	4,108
Accrued investment income	724	764	827	734	676
Reinsurance recoverables	15,340	15,339	15,290	15,257	15,338
Premiums and other receivables	754	959	837	872	820
DAC and VOBA	5,377	5,356	5,122	5,148	4,911
Other assets	482	484	494	506	516
Separate account assets	114,464	112,361	115,839	112,224	111,969
Total assets	$259,840	$254,691	$253,856	$241,937	$247,869
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$43,807	$43,795	$43,427	$42,426	$44,448
Policyholder account balances	66,851	63,748	60,300	55,152	54,508
Other policy-related balances	3,457	3,406	3,356	3,355	3,411
Payables for collateral under securities loaned and other transactions	6,269	5,639	5,143	4,281	5,252
Long-term debt	3,157	3,436	3,436	3,435	3,436
Current income tax payable	62	148	150	152	126
Deferred income tax liability	1,062	1,120	1,109	812	1,620
Other liabilities	4,504	4,942	4,916	5,018	5,011
Separate account liabilities	114,464	112,361	115,839	112,224	111,969
Total liabilities	243,633	238,595	237,676	226,855	229,781
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,154	13,830	13,842	13,858	13,878
Retained earnings (deficit)	(642)	(705)	(1,088)	(1,119)	(534)
Treasury stock	(1,543)	(1,385)	(1,236)	(1,112)	(1,038)
Accumulated other comprehensive income (loss)	4,172	4,290	4,596	3,389	5,716
Total Brighthouse Financial, Inc.’s stockholders’ equity	16,142	16,031	16,115	15,017	18,023
Noncontrolling interests	65	65	65	65	65
Total equity	16,207	16,096	16,180	15,082	18,088
Total liabilities and equity	$259,840	$254,691	$253,856	$241,937	$247,869

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$39	$109	$—	$20	$168
Universal life and investment-type product policy fees	618	80	145	—	843
Net investment income	567	156	444	39	1,206
Other revenues	86	8	8	—	102
Total adjusted revenues	$1,310	$353	$597	$59	$2,319

Adjusted expenses
Policyholder benefits and claims	$159	$186	$483	$18	$846
Interest credited to policyholder account balances	195	28	81	10	314
Amortization of DAC and VOBA	49	1	—	3	53
Interest expense on debt	—	—	—	41	41
Other operating costs	423	54	56	128	661
Total adjusted expenses	826	269	620	200	1,915
Adjusted earnings before provision for income tax	484	84	(23)	(141)	404
Provision for income tax expense (benefit)	94	17	22	(74)	59
Adjusted earnings after provision for income tax	390	67	(45)	(67)	345
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	22	22
Adjusted earnings	$390	$67	$(45)	$(89)	$323

	For the Three Months Ended December 31, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$38	$131	$2	$20	$191
Universal life and investment-type product policy fees	588	62	155	—	805
Net investment income	486	144	396	16	1,042
Other revenues	91	8	7	2	108
Total adjusted revenues	$1,203	$345	$560	$38	$2,146

Adjusted expenses
Policyholder benefits and claims	$153	$246	$405	$16	$820
Interest credited to policyholder account balances	165	27	82	1	275
Amortization of DAC and VOBA	118	3	—	3	124
Interest expense on debt	—	—	—	45	45
Other operating costs	407	54	49	116	626
Total adjusted expenses	843	330	536	181	1,890
Adjusted earnings before provision for income tax	360	15	24	(143)	256
Provision for income tax expense (benefit)	67	2	(1)	(15)	53
Adjusted earnings after provision for income tax	293	13	25	(128)	203
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	14	14
Adjusted earnings	$293	$13	$25	$(142)	$189

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Year Ended December 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$142	$483	$3	$79	$707
Universal life and investment-type product policy fees	2,470	301	615	—	3,386
Net investment income	2,217	673	1,910	102	4,902
Other revenues	387	34	29	—	450
Total adjusted revenues	$5,216	$1,491	$2,557	$181	$9,445

Adjusted expenses
Policyholder benefits and claims	$717	$819	$1,807	$70	$3,413
Interest credited to policyholder account balances	864	108	315	21	1,308
Amortization of DAC and VOBA	185	22	—	11	218
Interest expense on debt	—	—	—	163	163
Other operating costs	1,654	180	191	263	2,288
Total adjusted expenses	3,420	1,129	2,313	528	7,390
Adjusted earnings before provision for income tax	1,796	362	244	(347)	2,055
Provision for income tax expense (benefit)	347	75	53	(107)	368
Adjusted earnings after provision for income tax	1,449	287	191	(240)	1,687
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	94	94
Adjusted earnings	$1,449	$287	$191	$(334)	$1,593

	For the Year Ended December 31, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$147	$533	$2	$84	$766
Universal life and investment-type product policy fees	2,250	315	639	—	3,204
Net investment income	1,820	460	1,269	70	3,619
Other revenues	346	26	28	2	402
Total adjusted revenues	$4,563	$1,334	$1,938	$156	$7,991

Adjusted expenses
Policyholder benefits and claims	$530	$763	$3,078	$57	$4,428
Interest credited to policyholder account balances	651	106	329	3	1,089
Amortization of DAC and VOBA	440	107	—	(9)	538
Interest expense on debt	—	—	—	184	184
Other operating costs	1,509	176	186	253	2,124
Total adjusted expenses	3,130	1,152	3,593	488	8,363
Adjusted earnings before provision for income tax	1,433	182	(1,655)	(332)	(372)
Provision for income tax expense (benefit)	266	34	(356)	(87)	(143)
Adjusted earnings after provision for income tax	1,167	148	(1,299)	(245)	(229)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	49	49
Adjusted earnings	$1,167	$148	$(1,299)	$(294)	$(278)

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Premiums	$39	$49	$18	$36	$38	$142	$147
Universal life and investment-type product policy fees	618	631	618	603	588	2,470	2,250
Net investment income	567	567	533	550	486	2,217	1,820
Other revenues	86	104	88	109	91	387	346
Total adjusted revenues	$1,310	$1,351	$1,257	$1,298	$1,203	$5,216	$4,563

Adjusted expenses
Policyholder benefits and claims	$159	$267	$118	$173	$153	$717	$530
Interest credited to policyholder account balances	195	302	182	185	165	864	651
Amortization of DAC and VOBA	49	(114)	123	127	118	185	440
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	423	415	417	399	407	1,654	1,509
Total adjusted expenses	826	870	840	884	843	3,420	3,130
Adjusted earnings before provision for income tax	484	481	417	414	360	1,796	1,433
Provision for income tax expense (benefit)	94	96	79	78	67	347	266
Adjusted earnings	$390	$385	$338	$336	$293	$1,449	$1,167

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1), (2)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Account value, beginning of period	$133,155	$134,888	$129,756	$127,866	$117,516
Premiums and deposits (3)	2,111	2,201	2,173	1,972	1,838
Withdrawals, surrenders and contract benefits	(3,231)	(3,039)	(3,079)	(2,935)	(2,770)
Net flows (4)	(1,120)	(838)	(906)	(963)	(932)
Investment performance (5)	5,496	(217)	6,691	3,465	11,926
Policy charges and other	(650)	(678)	(653)	(612)	(644)
Account value, end of period	$136,881	$133,155	$134,888	$129,756	$127,866

FIXED ANNUITIES ACCOUNT VALUE (6)
Account value, beginning of period	$15,536	$15,456	$15,404	$15,358	$14,443
Premiums and deposits (3)	316	222	197	231	1,159
Withdrawals, surrenders and contract benefits	(331)	(234)	(231)	(279)	(332)
Net flows (4)	(15)	(12)	(34)	(48)	827
Interest credited	92	99	98	107	89
Other	(10)	(7)	(12)	(13)	(1)
Account value, end of period	$15,603	$15,536	$15,456	$15,404	$15,358

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,644	$4,642	$4,665	$4,624	$4,817

(1) Includes general account and separate account.
(2) In the fourth quarter of 2021, we updated the presentation of Shield Level Annuities account value to better reflect the amount available to policyholders. Prior quarter amounts have been revised to conform with this change.
(3) Includes premiums and deposits directed to the general account investment option of variable products.
(4) Deposits and withdrawals include policy exchanges.
(5) Includes the interest credited on the general account option of variable products.
(6) Includes fixed index annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Shield Level Annuities (1)	$1,551	$1,634	$1,593	$1,423	$1,359	$6,201	$4,338
GMWB	393	396	393	366	332	1,548	1,281
GMDB only	84	97	100	95	81	376	337
GMIB	18	17	18	23	23	76	83
Total variable and Shield Level annuity sales	$2,046	$2,144	$2,104	$1,907	$1,795	$8,201	$6,039

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$292	$198	$173	$182	$253	$845	$1,004
Fixed deferred annuities	19	19	22	42	902	102	2,041
Single premium immediate annuities	1	—	—	1	—	2	6
Other fixed and income annuities	1	1	—	—	1	2	3
Total fixed and income annuity sales	$313	$218	$195	$225	$1,156	$951	$3,054

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Premiums	$109	$122	$125	$127	$131	$483	$533
Universal life and investment-type product policy fees	80	32	83	106	62	301	315
Net investment income	156	183	168	166	144	673	460
Other revenues	8	8	7	11	8	34	26
Total adjusted revenues	$353	$345	$383	$410	$345	$1,491	$1,334

Adjusted expenses
Policyholder benefits and claims	$186	$179	$216	$238	$246	$819	$763
Interest credited to policyholder account balances	28	25	24	31	27	108	106
Amortization of DAC and VOBA	1	(34)	10	45	3	22	107
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	54	34	48	44	54	180	176
Total adjusted expenses	269	204	298	358	330	1,129	1,152
Adjusted earnings before provision for income tax	84	141	85	52	15	362	182
Provision for income tax expense (benefit)	17	31	17	10	2	75	34
Adjusted earnings	$67	$110	$68	$42	$13	$287	$148

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Universal and variable universal life account value, beginning of period	$2,680	$2,667	$2,670	$2,674	$2,670
Premiums and deposits (1)	86	75	78	74	69
Withdrawals, surrenders and contract benefits	(33)	(40)	(39)	(46)	(43)
Net flows	53	35	39	28	26
Net transfers from (to) separate account	5	28	9	8	25
Interest credited	28	26	25	28	26
Policy charges and other	(72)	(76)	(76)	(68)	(73)
Universal and variable universal life account value, end of period	$2,694	$2,680	$2,667	$2,670	$2,674

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,598	$6,721	$6,373	$6,230	$5,582
Premiums and deposits	47	46	47	49	50
Withdrawals, surrenders and contract benefits	(81)	(52)	(64)	(81)	(54)
Net flows	(34)	(6)	(17)	(32)	(4)
Investment performance	357	(31)	423	237	733
Net transfers from (to) general account	(5)	(28)	(9)	(8)	(25)
Policy charges and other	(55)	(58)	(49)	(54)	(56)
Variable universal life account value, end of period	$6,861	$6,598	$6,721	$6,373	$6,230

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Total life sales	$35	$27	$26	$23	$15	$111	$56

	As of
LIFE INSURANCE IN-FORCE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Whole Life
Life Insurance in-force, before reinsurance	$18,819	$19,028	$19,223	$19,390	$19,585
Life Insurance in-force, net of reinsurance	$3,196	$3,239	$3,265	$3,332	$3,313

Term Life
Life Insurance in-force, before reinsurance	$376,022	$379,193	$382,200	$385,396	$388,298
Life Insurance in-force, net of reinsurance	$297,053	$298,363	$299,414	$300,658	$301,731

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$49,063	$49,575	$50,147	$50,397	$50,922
Life Insurance in-force, net of reinsurance	$37,016	$37,314	$37,611	$37,641	$38,490

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Premiums	$—	$3	$—	$—	$2	$3	$2
Universal life and investment-type product policy fees	145	156	155	159	155	615	639
Net investment income	444	505	499	462	396	1,910	1,269
Other revenues	8	6	8	7	7	29	28
Total adjusted revenues	$597	$670	$662	$628	$560	$2,557	$1,938

Adjusted expenses
Policyholder benefits and claims	$483	$506	$399	$419	$405	$1,807	$3,078
Interest credited to policyholder account balances	81	77	77	80	82	315	329
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	56	45	46	44	49	191	186
Total adjusted expenses	620	628	522	543	536	2,313	3,593
Adjusted earnings before provision for income tax	(23)	42	140	85	24	244	(1,655)
Provision for income tax expense (benefit)	22	4	18	9	(1)	53	(356)
Adjusted earnings	$(45)	$38	$122	$76	$25	$191	$(1,299)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Account value, beginning of period	$5,629	$5,683	$5,740	$5,823	$5,865
Premiums and deposits (1)	170	167	174	175	181
Withdrawals, surrenders and contract benefits	(26)	(20)	(27)	(49)	(23)
Net flows	144	147	147	126	158
Interest credited	50	48	50	49	51
Policy charges and other	(254)	(249)	(254)	(258)	(251)
Account value, end of period	$5,569	$5,629	$5,683	$5,740	$5,823

	As of
LIFE INSURANCE IN-FORCE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$74,535	$75,020	$75,487	$76,050	$76,745
Life Insurance in-force, net of reinsurance	$37,206	$37,000	$37,133	$36,690	$37,044

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Premiums	$20	$19	$19	$21	$20	$79	$84
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	39	32	17	14	16	102	70
Other revenues	—	—	—	—	2	—	2
Total adjusted revenues	$59	$51	$36	$35	$38	$181	$156

Adjusted expenses
Policyholder benefits and claims	$18	$19	$15	$18	$16	$70	$57
Interest credited to policyholder account balances	10	8	3	—	1	21	3
Amortization of DAC and VOBA	3	2	3	3	3	11	(9)
Interest expense on debt	41	41	40	41	45	163	184
Other operating costs	128	44	57	34	116	263	253
Total adjusted expenses	200	114	118	96	181	528	488
Adjusted earnings before provision for income tax	(141)	(63)	(82)	(61)	(143)	(347)	(332)
Provision for income tax expense (benefit)	(74)	(4)	(10)	(19)	(15)	(107)	(87)
Adjusted earnings after provision for income tax	(67)	(59)	(72)	(42)	(128)	(240)	(245)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	22	24	21	27	14	94	49
Adjusted earnings	$(89)	$(83)	$(93)	$(69)	$(142)	$(334)	$(294)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Balance, beginning of period	$5,356	$5,122	$5,148	$4,911	$4,664
Capitalization	133	126	120	114	128
Amortization:
Included in adjusted earnings, excluding notable items	(53)	(127)	(136)	(155)	(124)
Related to notable items, included in adjusted expenses	—	273	—	(20)	—
Related to items not included in adjusted expenses	(74)	(64)	128	84	280
Total amortization	(127)	82	(8)	(91)	156
Unrealized investment gains (losses)	15	26	(138)	214	(37)
Balance, end of period	$5,377	$5,356	$5,122	$5,148	$4,911
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Annuities	$4,331	$4,308	$4,103	$4,117	$3,829
Life	947	946	914	923	971
Run-off	4	4	4	5	5
Corporate & Other	95	98	101	103	106
Total DAC and VOBA	$5,377	$5,356	$5,122	$5,148	$4,911

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$(689)	$(59)	$(1,132)	$(553)	$(2,092)
ULSG hedges	313	19	403	(958)	(291)
Other hedges and embedded derivatives	34	90	40	2	(32)
Subtotal	(342)	50	(689)	(1,509)	(2,415)
Investment hedge adjustments	5	6	5	5	5
Total net derivative gains (losses)	$(337)	$56	$(684)	$(1,504)	$(2,410)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Actuarial items and other insurance adjustments	$13	$44	$—	$29	$17
Establishment costs	21	20	23	14	32
Debt repayment costs	59	—	—	—	34
Total notable items (1)	$93	$64	$23	$43	$83

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$(29)	$(42)	$—	$—	$—
Life	(9)	(3)	—	—	17
Run-off	51	89	—	29	—
Corporate & Other	80	20	23	14	66
Total notable items (1)	$93	$64	$23	$43	$83

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Total Quarterly VA separate account gross returns	4.60%	(0.42)%	5.91%	2.93%	11.48%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	29.62%	28.54%	28.62%	29.28%	27.88%
Percent allocated to bond funds/other funds	8.57%	8.67%	8.40%	8.44%	8.43%
Percent allocated to target volatility funds	19.87%	20.98%	21.14%	20.15%	21.69%
Percent allocated to balanced funds	41.94%	41.81%	41.84%	42.13%	42.00%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$39,081	31.85%	$37,906	33.36%
Foreign corporate securities	11,706	9.54%	11,511	10.13%
U.S. government and agency securities	9,307	7.59%	8,638	7.60%
Residential mortgage-backed securities	9,259	7.55%	8,294	7.30%
Commercial mortgage-backed securities	7,282	5.93%	6,790	5.98%
State and political subdivision securities	4,835	3.94%	4,640	4.08%
Asset-backed securities	4,280	3.49%	2,884	2.54%
Foreign government securities	1,832	1.49%	1,832	1.60%
Total fixed maturity securities	87,582	71.38%	82,495	72.59%
Equity securities	101	0.08%	138	0.12%
Mortgage loans:
Commercial mortgage loans	12,187	9.93%	9,714	8.55%
Agricultural mortgage loans	4,163	3.39%	3,538	3.11%
Residential mortgage loans	3,623	2.96%	2,650	2.33%
Allowance for credit losses	(123)	(0.10)%	(94)	(0.08)%
Total mortgage loans, net	19,850	16.18%	15,808	13.91%
Policy loans	1,264	1.03%	1,291	1.14%
Limited partnerships and limited liability companies	4,271	3.48%	2,810	2.47%
Cash, cash equivalents and short-term investments	6,315	5.15%	7,350	6.47%
Other invested assets:
Derivatives:
Interest rate	1,094	0.89%	2,094	1.84%
Equity market	1,665	1.36%	1,227	1.08%
Foreign currency exchange rate	328	0.27%	220	0.19%
Credit	39	0.03%	41	0.04%
Total derivatives	3,126	2.55%	3,582	3.15%
FHLB common stock	70	0.05%	39	0.04%
Other	120	0.10%	126	0.11%
Total other invested assets	3,316	2.70%	3,747	3.30%
Total investments and cash and cash equivalents	$122,699	100.00%	$113,639	100.00%

	For the Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net investment income yield (1), (2)	4.66%	5.16%	5.08%	5.12%	4.56%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Year Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY December 31, 2021 (2)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	PRELIMINARY December 31, 2021 (2)	December 31, 2020
Total revenues (Line 9)	$3,300	$3,938	$3,540	$3,551	$3,503	$14,329	$13,568
Total benefits and expenses before dividends to policyholders (Line 28)	$3,500	$4,117	$3,758	$1,824	$1,445	$13,199	$14,440

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(400)	$(181)	$(206)	$1,737	$2,187	$950	$(782)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	100	(51)	(372)	(812)	(453)	(1,135)	(482)
Net income (loss) (Line 35)	$(300)	$(232)	$(578)	$925	$1,734	$(185)	$(1,264)

						For the Year Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY December 31, 2021 (2)	December 31, 2020
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$1.4	$(0.5)
Add: net realized capital gains (losses)						(1.6)	(0.4)
Add: change in total asset requirement at CTE95, net of the change in VA reserves						(0.6)	(0.6)
Add: unrealized gains (losses) on VA hedging program						0.3	1.4
Add: impact of actuarial items and other insurance adjustments						0.1	(0.6)
Add: other adjustments, net						0.1	0.3
Normalized statutory earnings (loss)						$(0.3)	$(0.4)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2021.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY December 31, 2021 (2)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Total assets (Line 28)	$210,800	$206,050	$205,018	$197,181	$197,847
Total liabilities (Line 28)	$202,900	$197,794	$196,967	$189,012	$190,287
Total capital and surplus (Line 38)	$7,900	$8,256	$8,051	$8,169	$7,560

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$9,500	$9,750	$9,432	$9,421	$8,617
Combined risk-based capital ratio (4)	~500%	520%-540%	480%-500%	500%-520%	487%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Dividends paid to Holding Company	$344	$—	$250	$—	$511
Remaining ordinary dividend capacity (5)	$244	$588	$588	$838	$816

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of December 31, 2021.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the impact of the ongoing worldwide COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. ("MetLife") are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2020, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income, including Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE95, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities risk management strategy. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income (loss) available to shareholders	$42	$361	$10	$(610)	$(1,045)
Less: Net investment gains (losses)	(23)	(16)	(34)	14	326
Less: Net derivative gains (losses), excluding investment hedge adjustments	(342)	50	(689)	(1,509)	(2,415)
Less: GMIB Fees and GMIB Costs	89	(83)	75	122	236
Less: Amortization of DAC and VOBA	(74)	(64)	128	84	280
Less: Market value adjustments and other	(5)	2	(19)	31	11
Less: Provision for income tax (expense) benefit on reconciling adjustments	74	22	114	263	328
Adjusted earnings	323	450	435	385	189
Less: Notable items	(93)	(64)	(23)	(43)	(83)
Adjusted earnings, less notable items	$416	$514	$458	$428	$272

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$0.51	$4.34	$0.11	$(6.96)	$(11.69)
Less: Net investment gains (losses)	(0.29)	(0.19)	(0.40)	0.16	3.65
Less: Net derivative gains (losses), excluding investment hedge adjustments	(4.26)	0.60	(8.01)	(17.23)	(27.03)
Less: GMIB Fees and GMIB Costs	1.11	(1.00)	0.87	1.39	2.64
Less: Amortization of DAC and VOBA	(0.92)	(0.77)	1.49	0.96	3.13
Less: Market value adjustments and other	(0.06)	0.02	(0.22)	0.35	0.12
Less: Provision for income tax (expense) benefit on reconciling adjustments	0.92	0.26	1.32	3.00	3.67
Less: Impact of inclusion of dilutive shares	—	—	—	0.03	0.02
Adjusted earnings per common share	4.02	5.41	5.05	4.36	2.10
Less: Notable items	(1.16)	(0.77)	(0.27)	(0.49)	(0.92)
Adjusted earnings, less notable items per common share	$5.18	$6.17	$5.32	$4.86	$3.03

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income (loss) available to shareholders	$(197)	$(1,284)	$(4,657)	$(6,665)	$(1,105)
Less: Net investment gains (losses)	(59)	290	311	311	278
Less: Net derivative gains (losses), excluding investment hedge adjustments	(2,490)	(4,563)	(6,475)	(8,443)	(36)
Less: GMIB Fees and GMIB Costs	203	350	(524)	(724)	(1,012)
Less: Amortization of DAC and VOBA	74	428	406	527	(228)
Less: Market value adjustments and other	9	25	(18)	25	(49)
Less: Provision for income tax (expense) benefit on reconciling adjustments	473	727	1,323	1,743	220
Adjusted earnings	$1,593	$1,459	$320	$(104)	$(278)
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Brighthouse Financial, Inc.’s stockholders’ equity	$16,266	$16,690	$17,666	$18,518	$18,749
Less: Preferred stock, net	1,428	1,248	1,137	947	758
Brighthouse Financial, Inc.’s common stockholders’ equity	14,838	15,442	16,529	17,571	17,991
Less: AOCI	4,433	4,674	4,809	4,420	4,390
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,405	$10,768	$11,720	$13,151	$13,601
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Return on common equity	(1.3)%	(8.3)%	(28.2)%	(37.9)%	(6.1)%
Return on AOCI	(4.4)%	(27.5)%	(96.8)%	(150.8)%	(25.2)%
Return on common equity, excluding AOCI	(1.9)%	(11.9)%	(39.7)%	(50.7)%	(8.1)%
Less: Return on net investment gains (losses)	(0.6)%	2.7%	2.7%	2.4%	2.1%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(23.9)%	(42.4)%	(55.2)%	(64.2)%	(0.3)%
Less: Return on GMIB Fees and GMIB Costs	2.0%	3.3%	(4.5)%	(5.5)%	(7.4)%
Less: Return on amortization of DAC and VOBA	0.7%	4.0%	3.5%	4.0%	(1.7)%
Less: Return on market value adjustments and other	0.1%	0.2%	(0.2)%	0.1%	(0.4)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	4.5%	6.8%	11.3%	13.3%	1.6%
Adjusted return on common equity	15.3%	13.5%	2.7%	(0.8)%	(2.0)%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Total revenues	$2,016	$2,512	$1,676	$938	$131	$7,142	$8,503
Less: Net investment gains (losses)	(23)	(16)	(34)	14	326	(59)	278
Less: Net derivative gains (losses)	(337)	56	(684)	(1,504)	(2,410)	(2,469)	(18)
Less: GMIB Fees	63	62	63	62	63	250	259
Less: Investment hedge adjustments	(5)	(6)	(5)	(5)	(5)	(21)	(18)
Less: Other	(1)	(1)	(2)	—	11	(4)	11
Total adjusted revenues	$2,319	$2,417	$2,338	$2,371	$2,146	$9,445	$7,991

Total expenses	$1,967	$2,022	$1,655	$1,706	$1,437	$7,350	$9,922
Less: Amortization of DAC and VOBA	74	64	(128)	(84)	(280)	(74)	228
Less: GMIB Costs	(26)	145	(12)	(60)	(173)	47	1,271
Less: Other	4	(3)	17	(31)	—	(13)	60
Total adjusted expenses	$1,915	$1,816	$1,778	$1,881	$1,890	$7,390	$8,363

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Investment portfolio gains (losses)	$9	$(12)	$(28)	$16	$329	$(15)	$320
Investment portfolio writedowns	(32)	(4)	(6)	(2)	(3)	(44)	(42)
Net investment gains (losses)	$(23)	$(16)	$(34)	$14	$326	$(59)	$278

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Investment income yield (1)	4.80%	5.29%	5.21%	5.25%	4.70%
Investment fees and expenses (2)	(0.14)%	(0.13)%	(0.13)%	(0.13)%	(0.14)%
Net investment income yield	4.66%	5.16%	5.08%	5.12%	4.56%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.